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                                                                   EXHIBIT 10.24


                             DATED 27 FEBRUARY 1997



                           CONTINUUS SOFTWARE LIMITED

                                     - and -

                       ROYAL BANK OF CANADA EUROPE LIMITED









                      -------------------------------------

                      MASTER PURCHASE TERMS AND CONDITIONS

                     --------------------------------------


















                                    EVERSHEDS
                                   SOLICITORS
                    BANKING AND FINANCIAL SERVICES DEPARTMENT

                     Senator House, 85 Queen Victoria Street
                                 London EC4V 4JL
                      Tel: 0171 919 4500 Fax: 0171 919 4919


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                                    CONTENTS


1.      Definitions and Interpretation....................................................1

2.      Conditions Precedent..............................................................5

3.      Assignment Provisions.............................................................6

4.      Representations...................................................................7

5.      Indemnities.......................................................................8

6.      Covenants.........................................................................9

7.      Miscellaneous....................................................................11

8.      Fees and Expenses................................................................12

9.      Notices..........................................................................13

10.     Law..............................................................................13

SCHEDULE 1 - (BUYER CONFIRMATION)........................................................14

SCHEDULE 2 - (CONTRACT)..................................................................16

SCHEDULE 3 - (NOTICE)....................................................................18

SCHEDULE 4 - (ACKNOWLEDGMENT OF RECEIPT OF NOTICE).......................................20

SCHEDULE 5 - (CHARGE DOCUMENTATION WAIVERS)..............................................21



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MASTER PURCHASE TERMS AND CONDITIONS

DATED 27 FEBRUARY 1997

PARTIES:

1. CONTINUUS SOFTWARE LIMITED, company registration no. 2936647 of Eagle House, The Ring, Bracknell, Berkshire RG12 1HB (facsimile no. +44 1344 382 158);

2. ROYAL BANK OF CANADA EUROPE LIMITED, company registration no. 995939, of 71 Queen Victoria Street, London EC4V 4DE (facsimile no. +44 171 329
        6144).

RECITALS:

The Seller and the Bank intend to enter into certain receivable purchasing arrangements relating to merchandise and/or services supplied by the Seller to certain of its customers and wish that in relation to nominated receivables standard provisions will apply.

OPERATIVE TERMS

1.      Definitions and Interpretation

1.1 In these MPTCs the following words and expressions shall, unless the context otherwise requires, have the meanings set opposite them:


        "Acknowledgement of           means an acknowledgement by the Buyer in
         Receipt of Notice"           respect of a Contract, substantially in
                                      the form set out in Schedule 4 or in such
                                      other form as the Bank may, in its
                                      absolute and sole discretion, agree to in
                                      respect of any Contract;

        "Adjustment Rate"             means the adjustment rate specified in the applicable
                                      Contract;

        "Administration Fee"          means the administration fee specified in the
                                      applicable Contract;

        "Bank" means Royal Bank of Canada Europe Limited and, as the context requires, its permitted assigns, successors in title and any person it may amalgamate with;

        "Business Day"                means a day, other than a Saturday or Sunday, on which
                                      business is conducted by and between banks in the
                                      London Interbank Market;

        "Buyer"                       means the person named in an Invoice as Buyer;



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

        "Buyer Confirmation"          means a confirmation substantially in the form set out in
                                      Schedule 1 completed and issued by the Bank;

        "Consideration"               means an amount determined by the Bank as being equal
                                      to the discounted value of the Receivable specified in
                                      a Contract such discounted value to be calculated by
                                      reference to the face value of the applicable Invoice
                                      at the Discount Rate from the Effective Date of
                                      Assignment to the last day of the Discount Period less
                                      the Administration Fee;

        "Contract"                    means an equitable absolute assignment, incorporating
                                      these MPTCs, by the Seller to the Bank of the Seller's
                                      whole right, title, benefit and interest, present and
                                      future, actual and contingent, in and to Receivables
                                      expressed to be payable under an Invoice described in
                                      the Contract substantially in the form set out in
                                      Schedule 2, as such assignment may be amended, varied
                                      or extended and as in force from time to time;

        "Cut off Date"                means the date falling 180 days after the Maturity Date
                                      specified in a Contract in respect of an Invoice;

        "Discount Period"             means the Discount Period specified in the applicable
                                      Contract;

        "Discount Rate"               means the Discount Rate specified in the applicable
                                      Contract;

        "Effective Date of            means the date so specified in the applicable Contract;
        Assignment"

        "Electronic Communication"    means any communication by facsimile
                                      transmission, telex, telephone, TWX,
                                      bank wire or other method of
                                      telecommunication or electronic
                                      transmission;

        "Facility"                    means the right of the Seller to make an
                                      offer to assign to the Bank the Seller's
                                      whole right, title, benefit and interest,
                                      present and future, actual and contingent,
                                      in and to Receivables expressed to be
                                      payable under an Invoice pursuant to the
                                      terms of these MPTCs;

        "Insolvency Event"            means in relation to any person, in any jurisdiction,
                                      the passing of any resolution by its directors (or an
                                      equivalent executive body) or by its shareholders, the
                                      taking of any irrevocable proceedings by such person


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

                                      for, or the convening of a meeting by such person to
                                      consider, or the advertising of a petition, or the
                                      giving of any judgment, the making of any order or
                                      direction by any judicial, governmental or official
                                      authority or agency of any kind in any jurisdiction
                                      for, or in respect of:

                                      1.    the bankruptcy, liquidation or dissolution of
                                            such person or any termination of its independent
                                            corporate existence (whether by merger or
                                            otherwise);

                                      2.    the appointment of any liquidator,
                                            trustee, administrator,
                                            administrative receiver, receiver or
                                            similar officer in respect of such
                                            person;

                                      3.    the vesting, taking possession or assumption of
                                            all or substantially all of the assets, or the
                                            control, management or supervision of the
                                            affairs, of such person by any such authority or
                                            agency, any officer of, or any person appointed
                                            by or representing, any such authority or agency,
                                            or any of the creditors of such person or any
                                            person appointed by, or representing, any such
                                            creditor;

                                      4.    any moratorium, composition,
                                            re-scheduling, re-organisation,
                                            scheme or other arrangement with, or
                                            involving, or assignment for the
                                            benefit of, the creditors of such
                                            person or any class of them;

                                      5.    the subjecting of such person to, or
                                            the obtaining of any relief for such
                                            person under, any laws relating to
                                            insolvency;

                                      6.    any formal admission by or on behalf
                                            of such person or any judgment,
                                            order, declaration or finding by or
                                            on behalf of any such authority or
                                            agency that such person is insolvent
                                            or is unable, or has ceased, to pay
                                            its debts as they become due; or

                                      7.    any other event the occurrence of
                                            which has the same or a substantial
                                            effect in any jurisdiction to any of
                                            the foregoing

                                      Provided that any of the above events
                                      shall not be considered an event of
                                      insolvency in respect of any

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


                                      person if part of a solvent reconstruction,
                                      reorganisation or amalgamation of such person
                                      approved in writing by the person seeking to
                                      rely on the Insolvency Event;

        "Invoice"                     means an invoice for the sale of merchandise or
                                      services by the Seller to a Buyer as described in a
                                      Contract;

        "Invoice Date"                means the date of an Invoice so specified in a Contract;

        "Maturity Date"               means the date on which the Receivable specified in an
                                      Invoice is payable as specified in the applicable
                                      Contract;

        "MPTCs"                       means these master purchase terms and conditions all
                                      as the same may be amended and as in force from time
                                      to time;

        "Notice"                      means a notice by the Seller to the Buyer in respect
                                      of an Invoice, substantially in the form set out in
                                      Schedule 3;

        "Permitted Encumbrance"       means a floating charge or a charge arising by
                                      operation of law in the ordinary course of business;

        "Receivable"                  means all amounts now or hereafter
                                      expressed to be payable to the Seller
                                      under the agreement relating to an Invoice
                                      including, but not limited to, all
                                      interest amounts and for the avoidance of
                                      doubt a Receivable is not net of any
                                      amount expressed to be payable by the
                                      Seller under the agreement relating to the
                                      Invoice;

        "Seller"                      means Continuus Software Limited and, as the context
                                      requires, its permitted assigns, successors in title
                                      and any person which it may amalgamate with;

        "Seller's Bankers"            means Barclays Bank PLC, Bracknell Branch, P.O. Box
                                      61, Bracknell, Berkshire RG12 1GJ or such other branch
                                      in the United Kingdom of a clearing bank as the Seller
                                      may specify by 14 days' notice to the Bank; and

        "Trade Dispute"               means the failure of a Buyer to make payment in full
                                      of a Receivable for any reason other than an Insolvency
                                      Event affecting such Buyer occurring on or before the
                                      applicable Maturity Date and includes, without
                                      limitation, disputes arising or resulting from:

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


                                      1.    alleged or actual defects or shortages in the
                                            quality or quantity of merchandise or service
                                            supplied by the Seller to the Buyer;

                                      2.    the return of merchandise from the
                                            Buyer to the Seller for any reason
                                            whatsoever;

                                      3.    the Seller's alleged or actual
                                            failure to comply with the terms of
                                            any agreement with the Buyer; or

                                      4.    discounts, repudiations, reductions,
                                            adjustments, counterclaims or rights
                                            of set-off granted by the Seller
                                            and/or taken by the Buyer.

1.2 Each reference to these MPTCs or to any Contract is to these MPTCs or to the relevant Contract and any schedules and annexes to these MPTCs or to the relevant Contract as the same may be amended, varied or supplemented from time to time in accordance with the terms of these MPTCs or the relevant Contract, each reference to a clause is to a clause of these MPTCs or of the relevant Contract, to a sub-clause is a reference to a sub-clause of the Clause in which the reference appears, to a paragraph is a reference to a paragraph of the sub-clause in which the reference appears and to a schedule or an annex is a reference to a schedule or annex to these MPTCs or to the relevant Contract in each case unless otherwise specified.

1.3 Headings are for ease of reference only and are to be ignored in construing these MPTCs or the relevant Contract.

1.4 References to a person howsoever shall as the context requires, include an individual, partnership, body corporate, unincorporated association or state, governmental or quasi-governmental entity or agency and vice versa. References in one gender shall, as the context requires, include the other genders. The words "subsidiary" and "holding company", shall have the meaning ascribed to them in Section 736 of the Companies Act 1985. Section 61 of the Law of Property Act 1925 shall apply.

2.      Conditions Precedent and Availability

2.1 The Bank will have no obligation under these MPTCs or under any Contract incorporating these MPTCs until:

        2.1.1 the Bank has received from the Seller a copy, certified as a true copy by a director of the Seller, of resolutions of the board of directors of the Seller approving the provisions of these MPTCs and of the Contract, authorising the Seller to enter into these MPTCs and each Contract and to take all action required by these MPTCs and each Contract, and authorising a named individual or any director of the Seller to complete the details in and to execute and deliver to the Bank each Contract and each other document required in

                                       5
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                connection with or incidental to each Contract (including but not limited to Notices);

        2.1.2 the Bank has received from any relevant person the duly completed and executed documentation set out in Schedule 4.

2.2 The Facility shall be available from the date on which the Bank notifies the Seller it has received and found to be satisfactory the documentation referred to in sub-clause 2.1 until the earlier of (A) the 1st February 1998 or (B) the date on which the Bank determines in accordance with the provisions of these MPTCs that the Facility shall cease to be available.

2.3 From time to time the Seller may request the Bank to approve a person as a Buyer: on making any such request the Seller shall deliver to the Bank all information and documentation requested by the Bank. A person shall only be a Buyer when the Bank has issued a completed Buyer Confirmation in respect of that person and the Bank shall be entitled to withdraw any such approval and any Buyer Confirmation at any time in the Bank's absolute discretion.

2.4 The Facility is uncommitted and the Bank shall have absolute discretion as to whether it will purchase any Receivable specified in an Invoice or approve any Buyer.

3.      Assignment Provisions

3.1 The Seller may, provided no Insolvency Event shall have occurred in relation to the Seller or any Buyer, from time to time offer to assign by way of outright sale with full title guarantee to the Bank the Receivables expressed to be payable under certain Invoices with Buyers acceptable to the Bank. If the Bank in its sole and absolute discretion agrees to accept such offer each such assignment shall be effected by a Contract the terms of which shall be first approved by the Bank.

3.2 In connection with any offer to sell a Receivable, the Seller shall submit to the Bank:

        3.2.1 a copy of the purchase order or other form of requisition issued to the Seller by the Buyer;

        3.2.2 a copy of the signed and executed licence agreement or equivalent document or, if available, evidence of shipment or provision to the Buyer, such as a non-negotiable copy of the bill of lading, confirming that the merchandise or services have been despatched or provided;

        3.2.3 if other than as per the applicable Buyer Confirmation, correspondence indicating the Maturity Date;

        3.2.4  the original of the applicable Invoice; and

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        3.2.5  such other documentation as required by the applicable Buyer
               Confirmation or as the Bank may request

        within 20 Business Days of the applicable Invoice Date.

3.3     Immediately following execution and delivery of each Contract:

        3.3.1 the Seller shall deliver to the Buyer described in that Contract a duly completed and executed Notice together with all documentation relating to the relevant Invoice; and

        3.3.2 the Seller shall procure that each Buyer described in that Contract shall execute and deliver to the Bank an Acknowledgement of Receipt of Notice.

3.4 On receipt by the Bank of any Receivables under any Contract, to the extent that the Seller can demonstrate to the satisfaction of the Bank that any part of such Receivables comprise appropriated value added tax payable by the relevant Buyer to the Seller in respect of an amount paid under the relevant Invoice, and provided that the Seller is not in default under its obligations under these MPTCs or any Contract and is not affected by an Insolvency Event, the Bank will pay to the Seller an amount equal to the relevant amount of value added tax.

3.5 If the Seller receives any or all of any Receivables expressed to be payable under a Invoice the subject of a Contract, the Seller shall immediately account and pay over to the Bank such Receivables and meantime shall hold any such amount in a separate account on behalf of the Bank. To the extent necessary the Seller shall procure that the Seller's bankers shall confirm in writing to the Bank that the Seller's bankers will not exercise any lien or right of confirmation of accounts or set-off in respect of any Receivable assigned to the Bank.

4.      Representations

4.1 The Seller shall, so as to induce the Bank to enter into each Contract, in respect of each Contract be deemed to represent to the Bank that on the date of each Contract and thereafter during the currency of each
        Contract:

        4.1.1 that the Receivable specified in an Invoice the subject of the Contract constitutes valid and binding obligations of the relevant Buyer and to the extent expressed to be assigned to the Bank by the relevant Contract enforceable by the Bank against the Buyer and that such Buyer is not a consumer;

        4.1.2 that the contents of the Invoice the subject of the Contract are complete and true and accurate in all respects and are not disputed by the Buyer and the Invoice has been issued in respect of a transaction in the ordinary course of the Seller's business;



                                       7
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        4.1.3  that the Seller has not varied and will not vary the terms of payment of any Receivable without the prior written consent of the Bank;

        4.1.4 that the Receivable the subject of the Contract has not been offered for sale nor legally or equitably assigned nor otherwise encumbered, save by way of Permitted Encumbrance, nor made the subject of any form of security interest whatsoever nor is subject to conditions for sale or return;

        4.1.5 that on execution and delivery of each Acknowledgement of Receipt of Notice relating to each Contract such Acknowledgement of Receipt of Notice has been duly executed and delivered for and on behalf of the Buyer named in that Acknowledgement of Receipt of Notice.

4.2 Each of the Seller and the Bank represent to each other continuously that these MPTCs and each Contract when entered into is and will be within their respective capacities and powers and constitute and will constitute legal, valid and binding obligations enforceable against it.

5.      Indemnities

5.1 The Seller hereby agrees to indemnify the Bank and keep the Bank indemnified from and against all losses, costs, expenses, demand and damages whatsoever which the Bank determines it has or may suffer or incur in respect of any obligation or liability of the Seller, or of any Trade Dispute between the Seller and the Buyer or of any Electronic Communication relied on by the Bank or of receipt of any amount in other than the applicable currency.

5.2 If any event shall occur which shall result in amounts expressed to be payable under any Invoice the subject of a Contract being reduced whether by virtue of the operation of the terms and conditions of any agreement relating to that Invoice or otherwise, the Seller hereby agrees to indemnify the Bank and keep the Bank indemnified in respect of the difference between the amount expressed to be payable when that Invoice was issued and the amount actually received by the Bank.

5.3 When a Buyer fails to effect full payment to the Bank of a Receivable specified in an Invoice by the applicable Maturity Date, the Seller shall indemnify and agrees to keep indemnified the Bank for losses incurred due to the use of an insufficient discounting period in the calculation of the Consideration for such Receivable; such losses shall be calculated at the Adjustment Rate upon the amount outstanding under such Receivable from time to time, and shall be limited to those losses arising up to the applicable Cut off Date. All amounts due under this indemnity shall be payable by the Seller to the Bank monthly in arrears.

5.4 When the Bank has not received full payment of a Receivable due to a Trade Dispute, the Bank shall have the option, exercisable by written notice to the Seller, to re-assign to the Seller that portion of such Receivable which remains unpaid for a consideration equal to such unpaid amount. The re-assignment shall be effective immediately on


                                       8
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        delivery of such written notice to the Seller and the Seller shall then make immediate payment of such consideration to the Bank.

5.5 If (a) any amount paid or payable to the Bank under these MPTCs or under any Contract or by way of indemnity or reimbursement (the "basic amount") is taxable in the Bank's hands, and (b) the loss, liability, expense or outgoing is not in the Bank's determination deductible for tax purposes in the Bank's hands, then the Seller shall pay to the Bank in addition to the basic amount such further amount (to be conclusively determined by the Bank) so that if an amount equal to corporation tax at the applicable rate (as so determined) on the total of the basic amount and the further amount were deducted from such total amount the basic amount would be left.

5.6     If a basic amount is paid without any further amount under sub-clause
        5.5 but the Bank is later of the opinion that the circumstances described in sub-clause 5.5 (a) and (b) have arisen or will arise then the Seller shall make such payment to the Bank as the Bank shall from time to time determine is appropriate in the Bank's view to restore the Bank's position to that which it would have been had the payments been made on the true basis in the first place.

5.7 If a further amount is paid under sub-clause 5.5 but later the Bank is satisfied that the circumstances mentioned in either or both of sub-clauses 5.5 (a) and (b) have not arisen and will not arise, then such adjustments will be made between the Bank and the Seller as the Bank shall from time to time determine as appropriate in the Bank's view to restore the position of the Bank and the Seller to that which it would have been had the payments under sub-clause 5.5 not been made on the true basis in the first place.

5.8 For the purposes of this Clause (a) an amount paid or payable to the Bank is taxable in the Bank's hands if it is to be taken into account for the purposes of corporation tax in computing profits or gains or losses or a chargeable gain or allowable loss of the Bank, and (b) the amount of any loss, liability, expense or outgoing is available as a tax deduction if (but only if) either it is deductible for the purposes of corporation tax in computing trading profits or gains of the Bank or is deductible for those purposes from any amount paid or payable under these MPTCs or any Contract or any Charge in respect of it, and (c) all adjustments between the Bank and the Seller shall be made on the footing that the Bank at all times has profits and is liable to corporation tax on such profits at the full standard rate at which corporation tax is charged (ignoring any small company or similar rate) whether or not that is in fact the case.

6.      Covenants

6.1 The Seller unconditionally and irrevocably covenants with the Bank that it will not, without the prior written consent of the Bank,:

        6.1.1 make or consent to any modification, variation, amendment, cancellation or termination of any agreement relating to an Invoice the subject of a Contract;


                                       9
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        6.1.2  make or agree any claim that any such agreement relating to an
               Invoice is frustrated;

        6.1.3 consent or agree to any waiver or release of any of the Buyer's obligations under any such agreement relating to an Invoice; and

        6.1.4 consent or agree to the postponement of any date for the performance of any of the Buyer's obligations forming part of or deriving from any such agreement relating to an Invoice.

6.2 The Seller unconditionally and irrevocably covenants with the Bank, that the Seller will, immediately on demand for such by the Bank execute in favour of and deliver to the Bank such further or other deeds or documents, and do such other things, as the Bank shall require to give effect to the provisions of these MPTCs or any Contract and the Seller, in security of the obligations contained in these MPTCs and each Contract and each Charge, hereby unconditionally and irrevocably appoints (i) the Bank, and (ii) each and every person to whom the Bank shall from time to time delegate the exercise of the power of attorney conferred by this sub-clause jointly as well as severally to be the attorney of the Seller and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, documents, acts and things which may be required or which the Bank shall consider necessary for carrying out any of the Seller's obligations or duties under these MPTCs or under any Contract. The Bank shall have full power to delegate the powers conferred on each of it by this sub-clause but no such delegation shall preclude the subsequent exercise by the Bank of such power or any subsequent delegation: any delegation may be revoked by the Bank at any time. The Seller shall ratify and confirm all transactions entered into by the Bank or any delegate of the Bank in exercise or purported exercise of the powers contained in this sub-clause.

6.3 The Seller unconditionally and irrevocably covenants with the Bank that the Seller shall not create or purport to create or permit to subsist any mortgage, charge, pledge, lien, encumbrance or other security interest whatsoever and howsoever arising over any Receivable and that, in particular, but without limitation, it will forthwith after execution of any Contract deliver to the Bank unconditional and irrevocable confirmation (substantially in the appropriate form set out in Schedule
        5) from the holder of any floating or fixed charge or mortgage created by the Seller that such Receivable shall not form part of the property the subject of such floating or fixed charge or mortgage and that it will not sell, transfer or dispose of (or purport to do so) any Receivable.

6.4 The Seller unconditionally and irrevocably authorises the Bank as the Seller's agent to endorse any negotiable instrument payable to the Seller which is referable to a Receivable.

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7.      Miscellaneous

7.1 These MPTCs and any Contract may only be modified, varied, amended, terminated, cancelled, waived or released by a written document duly executed and delivered by each of the Seller and the Bank.

7.2 In respect of each Contract the Seller unconditionally and irrevocably agrees that it will immediately on demand from the Bank indemnify the Bank in an amount equal to all and any stamp duty payable in respect of any Contract.

7.3 The Seller may not assign or otherwise transfer or create any mortgage, charge, pledge, lien, encumbrance or other security interest whatsoever over, or purport or attempt to do so, its rights, title, benefit or interest under these MPTCs or under any Contract all of which are personal and not capable of assignment.

7.4 Each Contract shall be a separate and independent agreement between the Seller and the Bank.

7.5 No right or remedy in these MPTCs or in any Contract of or reserved to either the Seller or the Bank excludes any other right or remedy of either the Seller or the Bank or by law or equity provided or permitted, and each shall be in addition to every other right or remedy under these MPTCs or under any Contract or hereafter existing and may be enforced concurrently therewith or from time to time.

7.6 No time, delay, forbearance or indulgence by the Bank shown or granted to the Seller shall in any way diminish or restrict the full rights or powers of the Bank under these MPTCs or under any Contract or take effect as a waiver of any breach by the Seller of any of the provisions of these MPTCs or of any Contract.

7.7 Time shall be of the essence for every payment due under these MPTCs and under each Contract. If any amount is not paid for value on its due date the defaulting payer shall pay to the payee interest on the amount in default from its due date until the payee actually receives value for such amount (as well before as after judgment) at a rate of interest equal to the aggregate of two per cent. and the Discount Rate for the related Buyer Confirmation.

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7.8     All payments by the Seller under these MPTCs and each Contract are to be made for value on the due date for payment only in the applicable currency together with any applicable value added tax and free and clear of any set off, withholding, deductions or counterclaim, except as permitted in terms of MPTCs and each Contract or in the case of any tax as may be required by law. For the purposes of these MPTCs and each Contract, "tax" means all taxes, charges and levies whatsoever and howsoever in the nature of taxation imposed by any country or sub-division or any authority thereof or therein in any way connected with these MPTCs and each Contract or the payment of Receivables, except such taxes as are imposed on or are measured by the Bank's net income by the country or any sub-division or authority thereof or therein in which the Bank's principal office or actual branch under these MPTCs and each Contract is located and (a) all payments or reimbursements under these MPTCs and each Contract or in respect of any Receivable and any instrument or agreement required hereunder or thereunder or in respect thereof shall be made free and clear of and without deduction of any tax, (b) the payer shall pay direct to the appropriate governmental authority or reimburse the Bank for the cost of, all tax, (c) if the payer is legally prohibited from complying with sub-paragraphs (a) or
        (b) then the payer shall increase the amount expressed to be payable to the Bank under these MPTCs and each Contract or in respect of any Receivable and any instrument or agreement required hereunder or thereunder or in respect thereof, except in so far that the payer is legally prohibited from doing so, so that, after provisions for tax and all tax on such increase, the amounts received by the Bank shall be equal to the amounts required under these MPTCs and each Contract or in respect of the relevant Receivable or any instrument or agreement required hereunder or thereunder or in respect thereof if no tax was due on such payments, (d) the payer shall provide evidence that all applicable tax has been paid to the appropriate taxing authorities by delivering to the Bank official tax receipts or certified copies thereof within thirty days after the due date for each tax payment.

7.9 If a payment under these MPTCs and each Contract is due on a day which is not a Business Day it shall be paid on the next Business Day.

7.10 All interest payable under these MPTCs and each Contract shall accrue on a daily basis and shall be calculated by reference to the number of days elapsed in a three hundred and sixty five days' year.

7.11 If any of the provisions of these MPTCs or of any Contract shall be held to be void or unenforceable or invalid no others shall be affected by those provisions or such invalidity or unenforceability.

7.12 Any approval, certificate or determination given or made by the Bank may be given or made in its absolute discretion and shall be conclusive evidence as to its contents or subject save for manifest error.

7.13 If the Seller or the Bank is obliged or ordered to pay any legal or other costs or expenses of the other such costs or expenses shall be payable on a full indemnity basis.

8.      Fees and Expenses

8.1 On the date of execution of these MPTCs by the Bank, the Seller shall pay to the Bank an arrangement fee in an amount specified in a letter from the Bank to the Seller.

8.2 In consideration of the Bank agreeing to review the credit position of a Buyer under Clause 2.3, the Seller shall pay to the Bank the Buyer approval fee notified by the Bank to the Seller and receipt of such amount by the Bank shall be a condition precedent to such Buyer approval becoming effective.

8.3 On the Effective Date of Assignment of each Contract the Seller shall pay to the Bank the Administration Fee specified in the Contract which shall be deducted from the Consideration in respect of such Contract.

8.4 The Seller shall, within five Business Days of demand by the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees on a solicitor and own client indemnity basis) incurred in connection with the preparation of these MPTCs and the negotiation and completion of the transactions contemplated in these MPTCs.

8.5 The Seller shall within five Business Days of demand by the Bank, reimburse the Bank for all reasonable costs and expenses (including legal fees on a solicitor and own client indemnity basis) incurred in connection with the preservation and/or enforcement of any of the Bank's rights under or in connection with these MPTCs and/or any Contract and/or the recovery or attempted recovery of any Receivable.

9.      Notices

9.1 All communications under these MPTCs or under any Contract shall be made by Electronic Communication (to be followed by delivery of the hard copy by first class recorded delivery post or by personal delivery) or otherwise in writing. Each communication or document to be delivered to any party under these MPTCs shall be sent to that party at the number or address from time to time notified by that party to the other for the purpose of these MPTCs or any Contract. The initial number and address designated by each party are set out under its name at the beginning of these MPTCs. Any such communication or document which is sent by Electronic Communication shall be deemed to be delivered when sent provided that the hard copy shall have been received by the addressee, but otherwise a communication or document shall only be treated as delivered when actually delivered.

10.     Law

10.1 These MPTCs and each Contract shall be governed by and construed in accordance with English law.

THESE Master Purchase Terms and Conditions have been executed by the Seller as a deed and by the Bank under hand and subsequently delivered the day and year first above written.

                                   SCHEDULE 1

                               BUYER CONFIRMATION

In connection with the Master Purchase Terms and Conditions (the "MPTCs") between Royal Bank of Canada Europe Limited ("RBCEL") and [Seller] dated
[                  ], the following supplements the terms by which RBCEL will purchase Receivables owing by [Buyer]. All capitalized words have those meanings
as attributed in the MPTCs. A Buyer Confirmation fee of [              ] is
payable by the Seller to RBCEL prior to the acceptance by the Bank of the terms of this Buyer Confirmation.

BUYER:                                [                  ]

Maximum Amount:                       [                  ]

Invoice Payment Terms:                [up to 7/30/60/90/180 days]

Discount Rate:               [        %]

[Maturity Date:                       Maturity Date + [   ] days, unless otherwise requested
                                      by the Seller.  In no event will the Discount Maturity
                                      Date fall more than [    ] days after the Maturity
                                      Date.]

Adjustment Rate:                      [     %]

Administration Fee:                   The greater of [    %] of the face value of the
                                      applicable Invoice and [              ],

Buyer Notification:                   Each Invoice shall include the following text:
                                      "This receivable has been purchased by Royal Bank of
                                      Canada Europe Limited.  At maturity, please make
                                      arrangements for your bankers to make payment directly
                                      to National Westminster Bank Plc, 21 Lombard Street,
                                      London EC3, Sort Code: 60-01-43 for the account of
                                      Royal Bank of Canada Europe Limited Account Number
                                      00841137 under reference 622/[        ].

Documentation:                        [anything other than as specified in the MPTCs, i.e. Buyer acknowledgement].

Goods:                       [merchandise or services sold by Seller].


Acceptable Invoice Currencies:        [                     ]



Royal Bank of Canada Europe Limited



By:
   ---------------------------------------

Accepted by [the Seller]


By:
   ----------------------------------------

                                   SCHEDULE 2

                                   (CONTRACT)

DATED:         , 199[   ]

PARTIES:

1.      [Seller]

2.      [Bank]

OPERATIVE TERMS

11. In consideration of the agreement of the Bank to pay to the Seller the consideration specified in paragraph 3 within two Business Days of receipt by the Bank of an Acknowledgement of Receipt of Notice relating to this Contract duly executed by the Buyer described in paragraph 6, receipt of which amount the Seller shall be deemed to have unconditionally and irrevocably acknowledged on transfer by the Bank of such amount to the Seller's Bankers, the Seller with effect on and from the Effective Date of Assignment hereby assigns, with full title guarantee, absolutely to the Bank the Seller's whole right, title, benefit and interest, present and future, actual and contingent, in and to [the Receivable expressed to be payable under] the Invoice (a copy of which is attached) on and subject to the terms of the Master Purchase Terms and Conditions.

12.     The Master Purchase Terms and Conditions entered into between the Seller
        and the Bank and dated the [              ] 199[ ] shall apply to this
        Contract and to the extent necessary or envisaged by the Master Purchase Terms and Conditions its provisions are incorporated in this Contract as if the same were expressly set out in this Contract. Words and phrases defined in the Master Purchase Terms and Conditions shall have the same meanings in this Contract.

13.     Consideration :

14.     Discount Rate:

15.     Discount Period:

16.     Buyer:
        [Name and Address]

17.     Invoice Number:

18.     Invoice Date:

19.     Maturity Date:         [being 7/30/60/180 days after the Invoice Date]

20.     Effective Date
        of Assignment :

21.     Adjustment Rate :

22.     Administration Fee:

This Contract has been entered into the day and year first above written.

Executed for and on behalf of         )
[Seller]                              )
by its duly authorised representative )
in the presence of:                   )

Witness:       ..............................................

FULL NAME:...................................................

ADDRESS .....................................................
               ..............................................
               ..............................................


Executed for and on behalf of         )
the Bank by its duly authorised       )
representative in the presence of:    )


Witness:       ..............................................

FULL NAME:...................................................

ADDRESS .....................................................
               ..............................................
               ..............................................

                                   SCHEDULE 3

                                     NOTICE

                            [On Seller's Letterhead]

To:                          [Name and Address of Buyer]
Reference No:         [                                    ]

                                           Dated: [                   ] 199[ ]


Dear Sirs,

We refer to the document described in Schedule 1 to this Notice (the "Invoice").

We hereby give you notice that we have today assigned absolutely to [         ]
(the "Bank") of [     ] our whole right, title, benefit and interest, present
and future, actual and contingent, in and to [the Receivables expressed to be payable under] the Invoice [provided always that you shall be under no greater obligation or liability as a result of the assignment and you shall be entitled to no lesser rights or benefits against us than you would have been had the assignment referred to above not occurred].

[As from the date of this Notice please make all payments due under or pursuant to the Invoice to the person and account named in Schedule 2 to this Notice Provided always that the Bank may instruct you at any time (without our concurrence) to make payment, as aforesaid, to another specified person or account.]

Please note that, except with the prior written consent of the Bank, we have no authority to (a) make or consent to any modification, variation, amendment, cancellation or termination of the agreement relating to the Invoice, or (b) make or agree any claim that the agreement relating to the Invoice is frustrated, or (c) consent or agree to any waiver or release of any of your obligations under the agreement relating to the Invoice, or (d) consent or agree to the postponement of any date for the performance of any of your obligations forming part of or deriving from the agreement relating to the Invoice.

Please note that, if required, your acknowledgement of this Notice shall constitute your consent to the assignment specified above for the purposes of the Invoice and your confirmation that the agreement relating to the Invoice continues in full force and effect in accordance with its terms.

Please arrange to have the enclosed Acknowledgement of Receipt of Notice executed by your duly authorised representative and return the same to the Bank
(Attn: [       ]) at its address specified above.

Please note that the contents of this Notice cannot be varied without the prior written consent of the Bank.

                                   SCHEDULE 1
            (Description of agreement relating to and of the Invoice)





                                   SCHEDULE 2
                             (Description of Person)

Bankers               :
Address               :
Sort Code             :
Account No.           :
Payee                 :


Yours faithfully,

 ...............................................................
DULY AUTHORISED FOR AND ON
BEHALF OF [Seller]

                                   SCHEDULE 4

                      (ACKNOWLEDGMENT OF RECEIPT OF NOTICE)


To:     [                                        ]  (the "Bank")

We hereby acknowledge receipt of Notice reference no. [ ] and, in consideration of the Bank's agreement to make payment of Pound Sterling 1.00 if demanded by us, accept the directions contained in the Notice and hereby acknowledge that:

23. the agreement relating to the Invoice is in full force and effect and all amounts expressed to be payable under the Invoice defined in the Notice have been clearly expressed in the Invoice both as to due dates and amount;

24. we shall unconditionally pay all amounts expressed to be payable under the Invoice without set off or counterclaim when due under the Invoice to the person and account named in Schedule 2 to the Notice irrespective of any rights we may have against the obligor under the Invoice or [Seller];

25. we have not received notice of any prior claim against or assignment of the obligor's rights, title benefit of interest in and to or the benefit of, both present and future, actual or contingent, the Invoice;

26. we will send to the Bank a copy of any notice we may give to the issuer of the Invoice or to [Seller] relating to the Invoice;

27. we will not (a) consent or agree to any modification, variation, amendment, cancellation or termination of the agreement relating to the Invoice, or (b) make or agree any claim that the agreement relating to the Invoice is frustrated, or (c) consent or agree to any waiver or release of the obligor's obligations under the agreement relating to the Invoice, or (d) consent or agree to the postponement of any date for the performance of any of the obligor's obligations forming part of or deriving from the agreement relating to the Invoice.

Signed by the duly                    )
authorised representative             )
of [Buyer]                            )

Name :

Title:

Date

                                   SCHEDULE 5

                          CHARGE DOCUMENTATION WAIVERS

                                     PART 1



To:     [                    ]



                                                   Dated: [          ], 199[  ]




Dear Sirs

[FIXED AND] FLOATING CHARGE DATED [               ]

We hereby confirm that as at the date of this confirmation we are not aware of any matter which would have caused the floating element of the [Fixed and]
Floating Charge dated [    ] created by [    ] in favour of [    ] to
crystallise into a fixed charge and we further confirm that we have taken no steps to crystallise the floating element of such [Fixed and] Floating Charge and are not aware of any right entitling us to do so.

Yours faithfully





For and on behalf of
[                  ]

                                     PART 2

From:   [Holder of Charge]

To:     Royal Bank of Canada Europe Limited
        71 Queen Victoria Street
        London EC4V 4DE




Re: [                               ] (the "Company")

We refer to the [        ] [("Charge" which shall include any substitute or
further charge attaching to the relevant property) created in our favour by the Company which secures to us among other things [all the book and other debts both present and future] of the Company.

We are aware that, the Company has entered into or proposed to enter into one or more receivables purchase agreements (the "Agreements") with Royal Bank of Canada Europe Limited under which all or some of [book debts, invoice debts, accounts, notes, bills, acceptances and/or other forms of obligation owed or payable or to become owed or payable to the Company] ("Receivables") [and all or some of any security interests (including without limitation any guarantees) created in favour of the Company in respect of the Receivables ("Third Party Security")] have been or are to be assigned to Royal Bank of Canada Europe Limited.

We write to confirm that we consent to the Company entering into the Agreements and that we have no objection to the assignment of Receivables [and/or Third Party Security] in favour of Royal Bank of Canada Europe Limited and we agree that whether such assignments have already been made or are made in the future the Receivables [and/or the Third Party Security] are or, as applicable, shall be released and freed from any security interest (fixed, floating or otherwise) constituted by our Charge. We confirm that the consent given above shall extend to any agreement which is supplemental to the Agreements or is made by way of variation.

It is hereby confirmed that, if any amount owing or which may become due from Royal Bank of Canada Europe Limited to the Company shall be subject to any charge or assignment in our favour, any such charge of assignment shall be subject always to all defences or rights of set-off which Royal Bank of Canada Europe Limited may have against the Company whether arising before or after receipt of notice of such charge or assignment by Royal Bank of Canada Europe Limited.

We hereby confirm that we are not aware of any event which would cause the floating charge contained in our Charge to crystallise as at today's date.



SIGNED for and on
behalf of [                    ]
in the presence of:

EXECUTED as a deed by                 )
CONTINUUS SOFTWARE LIMITED            )
in the presence of:                   )


DIRECTOR :   /s/ John J. Laskey
          -------------------------------
FULL NAME:       John J. Laskey

SECRETARY:  /s/ Kay Church
          -------------------------------
FULL NAME:      Kay Church


EXECUTED by ROYAL BANK OF             )
CANADA EUROPE LIMITED                 )
in the presence of:                   )


DIRECTOR :  /s/ Scott Brown
          -------------------------------
FULL NAME:      Scott Brown

SECRETARY:  /s/ C.J.H. Fisher
          -------------------------------
FULL NAME:      C.J.H. Fisher

                               DATED 27 MARCH 1997



                           CONTINUUS SOFTWARE LIMITED

                                     - and -

                       ROYAL BANK OF CANADA EUROPE LIMITED








                     ----------------------------------------

                          SUPPLEMENTAL DEED RELATING TO
                      MASTER PURCHASE TERMS AND CONDITIONS

                     ----------------------------------------

















                                    EVERSHEDS
                               S O L I C I T O R S
                    BANKING AND FINANCIAL SERVICES DEPARTMENT

                     Senator House, 85 Queen Victoria Street
                                 London EC4V 4JL
                      Tel: 0171 919 4500 Fax: 0171 919 4919
SUPPLEMENTAL DEED

DATED:                27 MARCH 1997

PARTIES:

1. CONTINUUS SOFTWARE LIMITED, company registration no. 2936647, of Eagle House, The Ring, Bracknell, Berkshire RG12 1HB (facsimile no. +44 1344 382 158);

2. ROYAL BANK OF CANADA EUROPE LIMITED, company registration no. 995939, of 71 Queen Victoria Street, London EC4V 4DE (facsimile no. +44 171 329
        6144).

RECITALS:

A. The Seller and the Bank have entered into Master Purchase Terms and Conditions in respect of certain receivable purchasing arrangements.

B. The Seller and the Bank have agreed that the provisions in those Master Purchase Terms and Conditions relating to the giving of notices by the Seller to each Buyer and the giving of acknowledgements of notice by each Buyer to the Bank shall be amended on the terms of this Deed.

OPERATIVE TERMS

28.     Definitions and Interpretation

28.1 Terms defined in the MPTCs shall have the same meaning when used in this Deed unless separately defined in this Deed or the context otherwise requires.

28.2 In this Deed the following words and expressions shall, unless the context otherwise requires, have the meanings set opposite them:

        "Deed"                        means this deed as the same may be amended and as in force from time to time;

        "Master Acknowledgement       means an acknowledgement provided by each
        of Receipt of Notice          prospective Buyer substantially in the form set out in
                                      the Schedule or in such other form as the
                                      Bank may, in its absolute and sole
                                      discretion, agree to in respect of such
                                      prospective Buyer;

        "Master Notice"               means a notice by the Seller to each prospective
                                      Buyer, substantially in the form set out in the
                                      Schedule; and

        "MPTCs"                       means the master purchase terms and
                                      conditions dated 27th February 1997
                                      between the Bank and the Seller as the
                                      same may be amended and as in force from time to time.

28.3 Sub-clauses 1.2, 1.4 and 1.5 of the MPTCs shall apply to this Deed provided that, for the purposes of the Deed, any reference in those sub-clauses to the MPTCs or any Contract shall be a reference to this Deed.

29.     Amendment to Notice and Acknowledgement Provisions

29.1 The Bank shall have no obligation to issue a completed Buyer Confirmation in respect of a prospective Buyer under the MPTCs unless and until the Bank has received, in respect of that person, a duly completed and executed Master Notice and a duly completed Master Acknowledgement of Receipt of Notice.

29.2 Provided that the Bank receives a Master Notice and a Master Acknowledgement of Receipt of Notice in respect of a Buyer in accordance with sub-clause 2.1 and further provided that, on execution and delivery of each Contract in connection with that Buyer, the relevant Master Notice and Master Acknowledgement of Receipt Notice remains in full force and effect, then:

        29.2.1 the Seller shall satisfy its obligation under sub-clause 3.3 of the MPTCs by the deemed delivery of notice and acknowledgements of notice in respect of such Contract in accordance with the relevant Master Notice and Master Acknowledgement of Receipt of Notice and any other documentation relating to the relevant Invoice;

        29.2.2 in sub-clause 4.1.5 of the MPTCs the reference to the Acknowledgement of Receipt of Notice shall be a reference to the Master Acknowledgement of Receipt of Notice and each acknowledgement deemed to be delivered in accordance with it; and

        29.2.3 in paragraph 1 of the form of Contract set out in Schedule 2 to the MPTCs the reference to the execution of the Acknowledgement of Receipt of Notice shall be a reference to the deemed delivery of an acknowledgement in accordance with the Master Acknowledgement of Receipt of Notice.

30.     Miscellaneous

30.1    Sub-clauses 7.3, 7.5, 7.6, 7.11, 7.12 and 7.13 and Clause 9 and 10 of
        the MPTCs shall apply to this Deed provided that, for the purposes of this Deed, any reference in those sub-clauses or clauses to the MPTCs or any Contract shall be a reference to this Deed.

This Deed has been executed by the Seller as a Deed and by the Bank under hand and subsequently delivered the day and year first above written.

                                    SCHEDULE

                                 (MASTER NOTICE)

                  [On Continuus Software Limited's letterhead]

To:                          [Name and address of Buyer]
Reference No:         [                                    ]

FOR THE ATTENTION OF THE FINANCE DIRECTOR

                                          Dated: [                   ], 199[ ]

Dear Sirs,

                                  MASTER NOTICE

We have entered into receivable purchase arrangements with Royal Bank of Canada Europe Limited (the "BANK") of 71 Queen Victoria Street, London EC4V 4DE, pursuant to which we will assign to the Bank our interests in certain receivables expressed to be payable under certain invoices issued by us to you.

Each invoice so assigned will, when issued to you, bear the legend "THIS RECEIVABLE HAS BEEN PURCHASED BY ROYAL BANK OF CANADA EUROPE LIMITED. AT MATURITY, PLEASE MAKE ARRANGEMENTS FOR YOUR BANKERS TO MAKE PAYMENT DIRECTLY TO NATIONAL WESTMINSTER BANK PLC, 21 LOMBARD STREET, LONDON EC3, SORT CODE:
60-92-82 FOR THE ACCOUNT OF ROYAL BANK OF CANADA EUROPE LIMITED ACCOUNT NUMBER 00841137 UNDER REFERENCE 838/CONTINUUS" and in this Master Notice each invoice so assigned and marked is described as a "RELEVANT INVOICE".

The Bank requires us to give you certain directions in connection with each Relevant Invoice. The Bank also requires you to acknowledge receipt of each such notice which we send to you and to provide certain confirmations in respect of each Relevant Invoice.

This Master Notice is intended to avoid us having to send you an individual notice and require you to complete and return to the Bank an individual acknowledgement for each Relevant Invoice.

By your acknowledgement and acceptance of this Master Notice, you unconditionally and irrevocably agree with us (and the Bank) that:

                                      1.    each Relevant Invoice shall, when
                                            delivered to you, be deemed to have
                                            been delivered to you with a notice
                                            containing the directions and
                                            confirmations expressed to be made
                                            by us set out in the Schedule duly
                                            completed in respect of that
                                            invoice; and

                                      2.    on receipt of each Relevant Invoice
                                            you shall be deemed to have executed
                                            and delivered to the Bank an
                                            acknowledgement of receipt of notice
                                            containing the acknowledgements and
                                            confirmations expressed to be made
                                            by you set out in the Schedule duly
                                            completed in respect of that
                                            invoice.

Please arrange to have the acknowledgement and acceptance below executed by your duly authorised representative and return the same to the Bank (Attn: Mr Alan
Hall) at its address specified above.

Please note that the contents of this Master Notice (including the Schedule) cannot be varied without the prior written consent of the Bank.

Yours faithfully


 ................................................
Duly authorised for and on
behalf of Continuus Software Limited


From:   [Buyer]

To:     Royal Bank of Canada Europe Limited (the "Bank")
        71 Queen Victoria Street
        London EC4V 4DE

FOR THE ATTENTION OF MR ALAN HALL                      Dated : [      ], 199[ ]


We hereby acknowledge receipt of the Master Notice dated [         ] and, in
consideration of the Bank's agreement to make payment of Pound Sterling1.00 if demanded by us, accept and agree to the terms of the Master Notice (including the Schedule).

Signed by the duly authorised
representative of [Buyer]

Signature ............................................

Print name : .........................................

Title: ...............................................

                            SCHEDULE TO MASTER NOTICE

(a) We confirm to you that we have assigned absolutely to the Bank our whole right, title, benefit and interest, present and future, actual and contingent, in and to all amounts expressed to be payable under the Relevant Invoice provided always that you shall be under no greater obligation or liability as a result of the assignment and you shall be entitled to no lesser rights or benefits against us than you would have been had the assignment referred to above not occurred.

(b) We instruct you to make all payments due under or pursuant to the Relevant Invoice to:

        Bankers:      National Westminster Bank Plc
        Address:      21 Lombard Street, London EC3
        Sort Code:    60-92-82
        Account No.:  00841137
        Payee:        Royal Bank of Canada Europe Limited under reference
                      838/Continuus

        Provided always that the Bank may instruct you at any time (without our concurrence) to make payment, as aforesaid, to another specified person or account and you confirm that you shall unconditionally pay all amounts expressed to be payable under the Relevant Invoice without set off, contestation, deduction or counterclaim when due under the Relevant Invoice to the person specified in this paragraph (b) irrespective of any rights you may have against the obligor under the Relevant Invoice or us.

(c) We instruct you that, except with the prior written consent of the Bank, we have no authority to (i) make or consent to any modification, variation, amendment, cancellation or termination of the agreement relating to the Relevant Invoice (in this Schedule, the "AGREEMENT"), or
        (ii) make or agree any claim that the Agreement is frustrated, or (iii) consent or agree to any waiver or release of any of your obligations under the Agreement, or (iv) consent or agree to the postponement of any date for the performance of any of your obligations forming part of or deriving from the Agreement and you confirm that you shall not (i) consent or agree to any modification, variation, amendment, cancellation or termination of the Agreement, or (ii) make or agree any claim that the Agreement is frustrated, or (ii) consent or agree to any waiver or release of the obligor's obligations under the Agreement, or (iv) consent or agree to the postponement of any date for the performance of any of the obligor's obligations forming part of or deriving from the Agreement.

(d)     You confirm that:


        (i)     (if required) you consent to the assignment of the Relevant
                Invoice;
        (ii) the Agreement continues in full force and effect in accordance with its terms;
        (iii) all amounts expressed to be payable under the Relevant Invoice have been clearly expressed in the Relevant Invoice both as to due dates and amount;
        (iv) you have not received notice of any prior claim against or assignment of the obligor's rights, title, benefit or interest in and to, or the benefit of, both present and future, actual or contingent, the Relevant Invoice; and
        (v) you shall send to the Bank a copy of any notice you may give to the issuer of the Relevant Invoice or to us relating to the Relevant Invoice.

(e) We represent that this Master Notice and each deemed notice delivered pursuant to it is within our capacity and constitutes legal, valid and binding obligations enforceable against us and you represent that your acknowledgement and acceptance of this Master Notice and each deemed acknowledgement and acceptance delivered pursuant to it is within your capacity and powers and constitutes legal, valid and binding obligations enforceable against you.

(f) We covenant and confirm with the Bank and you covenant and confirm with the Bank that each of us and you shall, immediately on demand for such by the Bank (and, in your case, at our cost) shall executed in favour of and deliver to the Bank such further or other deeds or documents, and do such other things, as the Bank shall require to give effect to the provisions of this Master Notice and/or the arrangements contemplated by it.

EXECUTED as a deed by                 )
CONTINUUS SOFTWARE LIMITED            )
in the presence of:                   )

DIRECTOR: /s/  Geoffrey William Haggart
         ----------------------------------
FULL NAME:     Geoffrey William Haggart

SECRETARY: /s/  John Madelin
         ----------------------------------
FULL NAME:     John Peter Madelin


EXECUTED by ROYAL BANK OF             )
CANADA EUROPE LIMITED                 )
in the presence of:                   )

DIRECTOR: /s/  Scott Brown
         ----------------------------------
FULL NAME:     Scott Brown

SECRETARY: /s/  C.J.H. Fisher
         ----------------------------------
FULL NAME:      C.J.H. Fisher



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